Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into effective as of March 22, 2006, by and among China-Biotics, Inc., a Delaware corporation ("China-Biotics"), and the undersigned persons who have acquired shares of common stock of China-Biotics (the "Shareholders").

BACKGROUND. Each Shareholder has acquired shares of common stock of China-Biotics, $.0001 par value. China-Biotics has agreed to grant to the Shareholders the registration rights set out in this Agreement relating to the shares of common stock acquired by the Shareholders.

THEREFORE, in consideration of the premises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1. Definitions. For the purpose of this Agreement:

1.1	"Common Shares" means shares of common stock, $.0001 par value, of China-Biotics, as the same may be authorized and issued from time to time.

1.2
The terms "register," "registered" and "registration" refer to a registration effected by filing with the U.S. Securities and Exchange Commission (the "SEC") a registration statement or statements or similar documents in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering by the SEC of the effectiveness of such registration statement, as applicable given the particular context.

1.2
"Registrable Securities" means (a) the Common Shares listed on Schedule A and (b) any Common Shares issued as a dividend, stock split or other distribution with respect to, or in exchange for, upon reclassification or in replacement of, the foregoing; provided that Common Shares that are considered to be Registrable Securities shall cease to be Registrable Securities (i) upon the sale thereof pursuant to an effective registration statement, (ii) upon the sale thereof pursuant to Rule 144 (or successor rule) under the Securities Act or (iii) when such Common Shares cease to be outstanding. In the event of any recapitalization by China-Biotics, whether by stock split, reverse stock split, stock dividend or otherwise, the number of shares of Registrable Securities shall be proportionately increased or decreased.

1.3
"Registration Expenses" include all expenses incurred by China-Biotics in complying with the terms of Section 2 hereof, including all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for China-Biotics, fees and expenses incurred in connection with complying with state securities laws, fees of any securities exchange or automated quotation system upon which the Common Shares are to be listed, fees of National Association of Securities Dealers, Inc., fees of any transfer agent, registrar and depositary, but excluding Selling Expenses related to Registrable Securities held by each Shareholder.

1.5	"Selling Expenses" means all underwriting discounts and fees and selling commissions and transfer taxes, if any, attributable to the sale of securities.

SECTION 2. Shareholder Registration Rights

2.1	China-Biotics shall file a registration statement for all Registrable Securities with the SEC on Form SB-2 as soon as practical, and in any event on or before April 7, 2006.

2.2
If, for any reason, any Registrable Securities are not included in the Registration Statement as described in Section 2.1 above, and if China-Biotics, at any time thereafter, proposes to register China-Biotics Common Shares under the Securities Act for sale to the public, either for its own account or for the account of any of its other shareholders (except with respect to registration statements on Forms F-4, S-8 or such other form which is not available for registering China-Biotics Common Shares for sale to the public), each such time it will give written notice to the Shareholders of its intention so to do on or before the earlier of (a) 10 days after filing of a registration statement and (b)15 days prior to effectiveness of such registration statement. Upon the written request of the Shareholders, received by China-Biotics within 5 days after the giving of any such notice by China-Biotics, to register any of the Registrable Securities (which request shall state the intended method of disposition thereof), China-Biotics will use its commercially reasonable efforts to cause such Registrable Securities to be included in the securities to be covered by the registration statement proposed to be filed by China-Biotics, all to the extent requisite to permit the sale or other disposition by the Shareholders (in accordance with its written request) of such Registrable Securities.

2.3
If any registration pursuant to Section 2.2 shall be, in whole or in part, an underwritten public offering of Common Shares for the account of China-Biotics and if the managing underwriter advises China-Biotics that the inclusion of all Common Shares proposed to be included in such registration could adversely affect the marketability of the offering or adversely affect the price or price range at which the Common Shares could be sold, China-Biotics will include Common Shares in the registration in the following order of priority: (i) first, all Common Shares which China-Biotics proposes to sell for its own account (if any) and (ii) second, the Registrable Securities requested by the Shareholders to be included in the registration, together with all other Common Shares held by any other shareholders, requested to be included in such registration, with the number of shares held by each shareholder included on a pro rata basis based upon the number of Common Shares held by such shareholder as a percent of all Common Shares requested to be included in such registration statement by all China-Biotics shareholders. In the event that the managing underwriter advises China-Biotics that an underwriters' over-allotment option is necessary or advisable, the preceding priority shall apply to the determination of which securities are to be included in the primary portion of such registration. Except as set forth above, there shall be no limit to the number of registrations that may be requested pursuant to Section 2.2.

2.4
China-Biotics shall pay all Registration Expenses in connection with each registration, including any Selling Expenses of China-Biotics. Each Shareholder shall pay all Selling Expenses attributable to such Shareholder’s sale of Registrable Securities.

SECTION 3. Obligations of China-Biotics.

3.1
If and whenever China-Biotics undertakes in accordance with Section 2 hereof to effect the registration of any Registrable Securities, China-Biotics shall, as expeditiously as reasonably possible, comply with each of the following:

3.1.1
prepare and file with the SEC a registration statement on the appropriate form and use its commercially reasonable efforts to cause the registration statement to become effective and keep such registration statement effective for a period of one year from the effective date (or such shorter period in which all Registrable Securities have been sold thereunder);

3.1.2
prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective as provided in Section 3.1.1 and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

3.1.3
furnish to each Shareholder such numbers of copies of the registration statement, the corresponding prospectus, including a preliminary prospectus, and of each amendment and supplement (in each case, including all exhibits), in conformity with the requirements of the Securities Act, and such other documents as such Shareholder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Shareholder;

3.1.4
use its commercially reasonable efforts to register and qualify the Registrable Securities under securities laws of such jurisdictions or states in the United States as shall be reasonably necessary to facilitate an orderly distribution of the Registrable Securities; provided, however, that China-Biotics shall not be required in connection therewith or as a condition thereto to qualify to do business in any such jurisdiction in which, but for the requirements of this Section 3, it would not otherwise be obligated to be so qualified;

3.1.5
enter into such agreements (including an underwriting agreement, if applicable, containing customary terms) and take such other actions in connection therewith that may be reasonably required in order to expedite or facilitate a disposition of the Registrable Securities;

3.1.6
use its commercially reasonable efforts to cause all such securities covered by such registration statement to be listed or quoted (as the case may be) on any U.S. securities exchange or automated quotation system on which the China-Biotics Common Shares are then listed or quoted or proposed to be listed or quoted;

3.1.7
use its commercially reasonable efforts to furnish to each Shareholder and to each underwriter, if any, a signed counterpart of: (i) an opinion of counsel for China-Biotics addressed to such Shareholder and to each underwriter on which opinion both such Shareholder and each underwriter are entitled to rely and (ii) a “comfort” letter signed by the independent public accountants who have certified China-Biotics’ financial statements included in such registration statement, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be. In this connection, China-Biotics will use its commercially reasonable efforts to have such comfort letters addressed to each Shareholder holding Registrable Securities included in such registration statement;

3.1.8
upon reasonable notice and during normal business hours, make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (but not more than one firm of counsel to each of such sellers and underwriters) all financial and other records, pertinent corporate documents and properties of China-Biotics, in each case, reasonably required to conduct due diligence or otherwise in connection with an underwritten offering, and use its commercially reasonable efforts to cause China-Biotics’ officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, that information that China-Biotics advises any such person is confidential shall not be disclosed unless such person signs a confidentiality agreement reasonably satisfactory to China-Biotics;

3.1.9
permit any Shareholder which, in its reasonable judgment, might be deemed to be an underwriter or a controlling person of China-Biotics, to participate in the preparation of such registration statement and to require the insertion therein of materials, furnished to China-Biotics in writing, which in the reasonable judgment of such Shareholder and its counsel should be included and which are acceptable to China-Biotics;

3.1.10
notify each Shareholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon occurrence of any event as a result of which, or upon China-Biotics becoming otherwise aware that, the prospectus included in such registration statement, as then in effect, is not current or includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, if reasonably practical, prepare a supplement or amendment to the prospectus or any such document incorporated therein so that thereafter the prospectus will be current and will not contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading;

3.1.11
in the event of the issuance of any stop order suspending the effectiveness of any registration statement or of any order suspending or preventing the use of any prospectus or suspending the qualification of any Registrable Securities for sale in any jurisdiction, promptly notify each Shareholder, and use its commercially reasonable efforts promptly to obtain the withdrawal of any such order; and

3.1.12	otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC with respect to any registration statement filed pursuant to this Agreement.

3.2
From and after the date of this Agreement until the termination of this Agreement, China-Biotics shall not, without the prior written consent of the Shareholders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights, the terms of which are more favorable than the registration rights granted to the Shareholders hereunder without also giving the Shareholders such greater rights.

SECTION 4. Obligations of the Shareholders.

4.1
Each Shareholder agrees that, upon receipt of any notice from China-Biotics of the happening of any event described in Section 3.1.10, such Shareholder will forthwith discontinue disposition of such securities pursuant to such registration statement until such Shareholder's receipt of notice regarding the availability of copies of the supplemental or amended prospectus contemplated by Section 3.1.10, and, as so directed by China-Biotics, such Shareholder will deliver to China-Biotics (at China-Biotics' expense) all copies, other than permanent file copies then in such Shareholder's possession, of the prospectus covering such securities covered by such registration statement current at the time of receipt of such notice. In the event China-Biotics shall give any such notice, the period mentioned in Section 3.1.1 shall be extended by the number of days during the period from the date of the giving of such notice pursuant to Section 3.1.10 and through the date when such Shareholder shall have received the notice regarding the public availability of the supplemented or amended prospectus contemplated by Section 3.1.10. Each Shareholder agrees that upon the happening of an event described in Section 3.1.11, China-Biotics may terminate the offering and the registration as to unsold securities, including Registrable Securities, or may amend the registration statement and prospectus.

4.2
In connection with each registration hereunder, each Shareholder will promptly furnish to China-Biotics in writing such information with respect to itself and the proposed distribution by it as reasonably shall be necessary and shall be requested by China-Biotics in order to comply with federal and applicable state securities laws.

4.3
In connection with each registration pursuant to Section 2 hereof involving an underwritten public offering, China-Biotics and each Shareholder agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the China-Biotics' size and investment stature as may be reasonably required to facilitate the disposition of the Registrable Securities.

4.4	Each Shareholder shall execute and deliver to China-Biotics, contemporaneously with this Agreement, the completed Selling Stockholder Questionnaire in Exhibit B.

SECTION 5. Indemnification and Contribution.

5.1
In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, China-Biotics will indemnify and hold harmless, to the full extent permitted by law, each Shareholder with respect to any registration, qualification, listing or compliance effected pursuant to this Agreement against any losses, claims, damages, liabilities and expenses, joint or several, to which such Shareholder may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other federal and state laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading, and will pay or reimburse eachShareholder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that China-Biotics (i) will not be liable in any such case if and to the extent that (A) any such loss, claim, damage liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any Shareholder or any other shareholder holding Registrable Securities for use in such registration statement, prospectus, amendment or supplement, or (B) in respect to such untrue statement or alleged untrue statement or omission or alleged omission with respect to which such loss, claim, damage, liability or expense directly relates, the final prospectus for such registration statement corrected in all material respects such untrue statement or alleged untrue statement or omission or alleged omission and notice regarding the public availability of such final prospectus was sent or given to or on behalf of any Shareholder (or otherwise delivered in accordance with applicable law or regulation) at or prior to the confirmation of the sale of Registrable Securities of such Shareholder, and (ii) will not be liable for amounts paid in settlement of any such loss, claim, damage, liability, expense or action if such settlement is effected without the consent of China-Biotics, such consent not to be unreasonably withheld or delayed.

5.2
In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each Shareholder will indemnify and hold harmless China-Biotics, each person, if any, who controls China-Biotics, any underwriter retained by China-Biotics and their respective directors, officers, employees, advisors, agents and affiliates against all losses, claims, damages, liabilities and expenses, joint or several, to which China-Biotics or such other person may become subject under the Securities Act, the Exchange Act or other federal or state laws or otherwise, but only insofar as such losses, claims, damages or liabilities (or actions in respect thereof), arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made in reliance upon and in conformity with information pertaining to such Shareholder, furnished to China-Biotics by such Shareholder for use in such registration statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, and will pay or reimburse China-Biotics and each such other person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the liability of such Shareholder hereunder shall be limited to the greater of (a) the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares of Registrable Securities sold by such Shareholder under such registration statement bears to the total public offering price of all securities sold thereunder and (b) the amount of gross proceeds received by such Shareholder in the offering giving rise to such liability, and (ii) such Shareholder shall not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Shareholder, such consent not to be unreasonably withheld or delayed.

5.3
Promptly after receipt by an indemnified party hereunder of written notice of any claim or the commencement of any action or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 5 and shall only relieve it from any liability which it may have to such indemnified party under this Section 5 if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal or other professional expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by counsel in writing that there are reasonable defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable fees and expenses of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party; provided, further, that in no event shall the indemnifying party be responsible for the fees and expenses of more than one such separate counsel. No indemnifying party, in the defense of any such claim or litigation against an indemnified party, shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, unless such indemnified party shall otherwise consent in writing, which consent shall not be unreasonably withheld or delayed. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, except as expressly provided above.

5.4
If the indemnification provided for in this Section 5 is for any reason held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any claims referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such claims (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party and the indemnified party, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party and the indemnified party in connection with the action or inaction which resulted in such claims, as well as any other relevant equitable considerations. In connection with any registration of China-Biotics' securities, the relative benefits received by the indemnifying party and the indemnified party shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the indemnifying party and the indemnified party, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities so offered. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

SECTION 6. Rule 144 Reporting.

China-Biotics agrees that it will:

6.1	make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

6.2
use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required by the SEC under the Securities Act and the Exchange Act (subject to any applicable extensions);

6.3
furnish to each Shareholder and to the securities transfer agent for China-Biotics, promptly upon request, and in any event within 5 business days after each request, an opinion letter of counsel to China-Biotics in customary form to permit registration of a transfer of any Registrable Securities; provided that such Shareholder shall have provided to China-Biotics and its counsel any requested supporting documentation; and

6.4
furnish to each Shareholder promptly, upon request, a written statement by China-Biotics as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of China-Biotics, and such other reports and documents so filed by China-Biotics as such Shareholder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Shareholder to sell any Registrable Securities without registration.

SECTION 7. General.

7.1
Construction. This Agreement and the rights, duties, and obligations of the parties to this Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to any conflict of laws rule or principle that might refer the governance or the construction of this Agreement to the laws of another jurisdiction, and in accordance with the federal securities laws. This Agreement will at all times be construed as a whole, according to its fair meaning, and not strictly for or against any party. The headings of the sections contained in this Agreement are for reference purposes only and will not in any way affect the meaning, interpretation, or enforceability of any section, subsection, term, or provision of this Agreement. All personal pronouns used herein will include the other genders whether used in the masculine, feminine, or neuter gender and the singular will include the plural whenever and as often as may be appropriate. This Agreement shall be binding upon the parties and their successors and permitted assigns.

7.2
Entire Agreement. This Agreement, that certain Securities Exchange Agreement (“Exchange Agreement”) and Lockup Agreement (“Lockup Agreement”), each dated the date hereof and entered into by the parties hereto and the other parties listed therein, together constitute the entire agreement of the parties regarding the Registrable Securities and supersede all prior written or oral agreements, contemporaneous oral agreements, understandings and negotiations between the parties with respect to the Registrable Securities.

7.3
Amendments and Waivers; Assignment. This Agreement may not be modified, amended or waived except by written document specifically identifying this Agreement and signed by the parties. The rights of the Shareholders hereunder to have China-Biotics register the Registrable Securities may be assigned by such Shareholder to any person or entity which is an intended or permitted transferee under the provisions of the Securities Exchange Agreement and the Lockup Agreement (if applicable), provided that such transferee shall execute and deliver to China-Biotics a counterpart of this Agreement and shall agree to become subject to the terms hereof.

7.4
Notices. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given, (a) if delivered in person or by courier, on the date of delivery, (b) if delivered by telegraph, telex, or facsimile transmission on the date of transmission, or (c) if by certified or registered mail, postage prepaid, three (3) days after being mailed. All communications shall be sent to the parties at the address specified or the facsimile number given, and to the attention of the person named, set out underneath the signature of each party on the signature pages hereto.

7.5
Remedies, Waivers. No failure or delay on the part of any party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. The parties to this Agreement acknowledge and agree that the breach of any of the terms of this Agreement will cause irreparable injury for which an adequate remedy at law is not available.

7.6
Severability. Except as otherwise specifically provided in this Agreement, if any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision will be fully severable. This Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there will be added automatically, as a part of this Agreement, a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

7.7	[Intentionally omitted]

7.8
Termination. The provisions of this Agreement shall terminate and be of no further effect on the earlier of (i) the mutual consent of the parties (ii) the second anniversary of this Agreement and (iii) the date that all Shareholders cease to own or have rights to acquire Registrable Securities.

7.9
Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

7.10	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

7.11
Authority and Understanding. Each party warrants that such party has the full power and authority to enter into this Agreement and to grant the rights granted herein and be irrevocably bound by all terms, provisions, duties, obligations, covenants, and agreements contained herein. Each party represents and warrants to the other party that such party has read and fully understands the terms and provisions of this Agreement, has had an opportunity to review this Agreement with such party’s own legal counsel, and that such party has executed this Agreement based upon the advice of legal counsel.

7.12
Registration Rights of Other Shareholders. Nothing in this Agreement shall be construed to prohibit China-Biotics from extending registration rights substantially similar to those created under this Agreement to all or any other shareholders of China-Biotics, whether or not such shareholders are party to a registration rights agreement.

7.13
Right to Terminate Offering. China-Biotics shall have the right, at all times, and in its sole discretion, to withdraw a registration statement or to terminate a registration prior to the effective date, without prior notice to or consultation with Shareholder.

SECTION 8. DISPUTE RESOLUTION THROUGH BINDING ARBITRATION.

THE PARTIES AGREE THAT ANY DISPUTE OR CONTROVERSY, REGARDLESS OF KIND OR CHARACTER, ARISING BETWEEN ANY OF THE PARTIES TO THIS AGREEMENT ARISING OUT OF THIS AGREEMENT, INCLUDING ANY DISPUTE OR CONTROVERSY INVOLVING THE FORMATION, ARBITRABILITY, TERMS, OR CONSTRUCTION OF THIS AGREEMENT, WILL BE RESOLVED THROUGH BINDING ARBITRATION. WITH RESPECT TO THE ARBITRATION OF ANY DISPUTE OR CONTROVERSY, EACH PARTY UNDERSTANDS THAT:

A. ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

B. EACH PARTY IS WAIVING ITS RIGHT TO SEEK CERTAIN REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL;

C. DISCOVERY IN ARBITRATION IS DIFFERENT AND MORE LIMITED THAN DISCOVERY IN LITIGATION;

D. AN ARBITRATOR'S AWARD NEED NOT INCLUDE FACTUAL FINDINGS OR LEGAL REASONING, AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF A RULING BY THE ARBITRATOR IS STRICTLY LIMITED.

EACH PARTY TO THIS AGREEMENT AGREES TO SUBMIT SUCH DISPUTE OR CONTROVERSY TO ARBITRATION BEFORE THE AMERICAN ARBITRATION ASSOCIATION (“AAA”) WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIVING A WRITTEN REQUEST TO DO SO FROM ANOTHER PARTY. IF ANY PARTY FAILS TO SUBMIT A DISPUTE OR CONTROVERSY TO ARBITRATION AS REQUESTED, THEN THE REQUESTING PARTY MAY COMMENCE THE ARBITRATION PROCEEDING. THE FEDERAL ARBITRATION ACT WILL GOVERN THE PROCEEDING AND ALL ISSUES RAISED BY THIS AGREEMENT TO ARBITRATE. EACH PARTY TO THIS AGREEMENT WILL BE BOUND BY THE DETERMINATION OF ANY ARBITRATOR OR ARBITRATION PANEL EMPANELED BY THE AAA TO ADJUDICATE THE DISPUTE. SUCH ARBITRATION SHALL BE HELD IN DALLAS, DALLAS COUNTY, TEXAS, WITHIN THE UNITED STATES EXCEPT AS MAY BE OTHERWISE REQUIRED BY STATUTORY LAW OR ANY RULE OR REGULATION OF ANY AGENCY. JUDGMENT ON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY SUCH DISPUTE OR CONTROVERSY IN A COURT OF COMPETENT JURISDICTION AND, FURTHER, MAY SEEK PROVISIONAL OR ANCILLARY REMEDIES, INCLUDING TEMPORARY OR INJUNCTIVE RELIEF IN CONNECTION WITH SUCH DISPUTE OR CONTROVERSY IN A COURT OF COMPETENT JURISDICTION, PROVIDED THAT THE DISPUTE OR CONTROVERSY IS ULTIMATELY RESOLVED THROUGH BINDING ARBITRATION CONDUCTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS SECTION. IF ANY PARTY INSTITUTES LEGAL PROCEEDINGS IN AN EFFORT TO RESIST ARBITRATION AND IS UNSUCCESSFUL IN DOING SO, THE PREVAILING PARTY IS ENTITLED TO RECOVER, FROM THE LOSING PARTY, ITS LEGAL FEES AND OUT-OF-POCKET EXPENSES INCURRED IN CONNECTION WITH THE DEFENSE OF SUCH LEGAL PROCEEDINGS.

IN WITNESS HEREOF, the parties hereto have duly executed this Agreement to take effect on the date out above. THIS AGREEMENT CONTAINS A PREDISPUTE ARBITRATION AGREEMENT IN SECTION 8.

CHINA-BIOTICS, INC.

/s/ Song Jinan
Name: SONG JINAN Title: Chief Executive Officer and President
Name Title More Title

COMPANY SHAREHOLDERS:

Chinamerica Fund, L.P.	Chinamerica Sino-biotics Acquisition, LLC
By: Chinamerica Partners, LP Its General Partner By: Chinamerica Holdings, LLC Its General Partner	By: Chinamerica Holdings, LLC Its Manager

/s/ Beau Johnson	/s/ Beau Johnson
Name: Beau Johnson Title: Manager Address: 2909 St. Andrews Drive Richardson, Texas 75082 Facsimile No: (972) 690-1306	Name: Beau Johnson Title: Manager Address: 2909 St. Andrews Drive Richardson, Texas 75082 Facsimile No: (972) 690-1306

Pope Investments LLC	Halter/Pope USX China Fund
Pope Asset Management, LLC, Manager

/s/ William P. Wells	/s/ Stephen Parr
Name: William P. Wells Title: Member Address:5100 Poplar Avenue, Suite 512 Memphis, TN 38137 Facsimile No: 901-763-4229	Name: Stephen Parr Title: Managing Member Address: 5100 Poplar Avenue, Suite 512 Memphis, TN 38137 Facsimile No: 901-763-4229

BFS US Special Opportunities Trust PLC	Renaissance US Growth Investment Trust PLC

/s/ Russell Cleveland	/s/ Russell Cleveland
Name: Russell Cleveland Title: President Address: 8080 N. Central Expressway, Suite 210, Dallas, Texas 75206 Facsimile No: 214-891-8291	Name: Russell Cleveland Title: President Address: 8080 N. Central Expressway, Suite 210, Dallas, Texas 75206 Facsimile No: 214-891-8291

[Signature Page to Registration Rights Agreement]

Matt Hayden	Charming Leader Group Limited

/s/ Matt Hayden	/s/ TAI Kwok Leung, Alexander
Address:1298 Prospect Street, Suite D LaJolla, CA 92037 Phone/Facsimile No: 843-361-0758	Name: TAI Kwok Leung, Alexander Title: Director Address: 20F., Diamond Exchange Building, 8-10 Duddell Street, Hong Kong Facsimile No: 853-2230-0733

Po Ka Tsun Karlson	Master Talent Group Ltd.

/s/ Po Ka Tsun Karlson	/s/ Tsui Mei Ling, May
Address: Flat E, 28/F, Block 2, City Garden, North Point, Hong Kong Telephone No.: 852-9325 5923 Facsimile No.: 852-3106 4329	Name: Tsui Mei Ling, May Title: Director Address: 21/F, Centre Point, 181-185 Gloucester Road, Wan Chai, Hong Kong Telephone No.: 852-9191 4901 Fax No.: 852-2110 4369 Attention: Ms. Tsui Mei Ling, May

Bright Boom Group Ltd.	Fascinating Gain Investments

/s/ Tung Fai	/s/ TAI Kwok Leung, Alexander
Name: Tung Fai
Title: Director
Address: Flat 3805, Apartment Tower, Convention Plaza, 1 Harbour Road, Wanchai, Hong Kong
Telephone No.: 852-2824 9621
Facsimile No.: 852-3106 3822
Attention: Mr. Tung Fai

Name: Tai Kwok Leung, Alexander
Title: Director
Address: 20/F, Diamond Exchange Building, 8-10 Duddell Street, Hong Kong
Telephone No.: 852-2230 0768
Facsimile No.: 852-2230 0733
Attention: Mr. Alexander Tai

Sharpsville Investments Limited	Yui Ying Fai

/s/ Lam Sui Fung, Rita	/s/ Yui Ying Fai
Name: Lam Sui Fung, Rita
Title: Director
Address: 21/F, Centre Point, 181-185 Gloucester Road, Wan Chai, Hong Kong
Telephone No.: 852-2905 1388
Facsimile No.: 852-2905 1399
Attention: Ms. Lam Siu Fung, Rita
Address: 49D, Seabird Lane, Discovery Bay, Lantau, Hong Kong Telephone No.: 852-9461 8192 Facsimile No.: 852-2907 9911

[Signature Page to Registration Rights Agreement]

EXHIBIT A

Outstanding Registrable Securities

Shareholder	Number
Chinamerica Fund, L.P.	1,147,585
Chinamerica Sino-biotics Acquisitions LLC	461,255
Pope Investments LLC	855,240
Halter/Pope USX China Fund	36,900
Matt Hayden	55,351
BFS US Special Opportunities Trust PLC	92,251
Renaissance US Growth Investment Trust PLC	92,251
Po Ka Tsun Karlson	221,000
Master Talent Group Ltd.	221,000
Bright Boom Group Ltd.	221,000
Charming Leader Group Limited	734,850
Fascinating Gain Investments	734,850
Sharpsville Investments Limited	500,650
Yiu Ying Fai	290,650
Total	5,664,833